UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2020

Virgin Galactic Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38202	98-1366046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

166 North Roadrunner Parkway, Suite 1C Las Cruces, New Mexico		88011
(Address of principal executive offices)		(Zip Code)

(661) 824-6690

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value, and one-third of one Warrant to purchase one share of common stock	SPCE.U	New York Stock Exchange
Common stock, $0.0001 par value per share	SPCE	New York Stock Exchange
Warrants to purchase common stock	SPCE.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K filed by Virgin Galactic Holdings, Inc. (the “Company”) on March 17, 2020 (the “Original Report”) to correct the date of the earliest event being reported, which was incorrectly reported in the Original Report as March 10, 2020. The correct date of the earliest event being reported is March 16, 2020.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2019 Annual Cash Bonus Awards

On March 16, 2020, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Virgin Galactic Holdings, Inc. (the “Company”) approved the 2019 annual bonus awards for the named executive officers (the “Named Executive Officers”) of the Company as set forth below based on the achievement of designated Company performance metrics, as well as the Compensation Committee’s assessment of each executive’s individual performance during the Company’s 2019 fiscal year. The Compensation Committee decided to approve bonus amounts equal to 50% of the 2019 earned bonuses in light of recent COVID-19 (coronavirus) considerations. The Named Executive Officers’ other compensation for 2019 previously was reported by the Company in the Summary Compensation Table for 2019 included in the Company’s registration statement on Form S-1 previously filed with the Securities and Exchange Commission on February 28, 2020. However, as of the date of the Form S-1, 2019 annual bonus awards for the Named Executive Officers were not calculable, and therefore the amounts were omitted from the Summary Compensation Table for 2019. The table below updates the previously reported Summary Compensation Table by including the 2019 annual bonus awards payable to each Named Executive Officer, and revising each Named Executive Officer’s total compensation amount for 2019.

Name and Principal Position	Bonus ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Total ($)
George Whitesides	$1,536,863	$48,383	$8,322,577
Chief Executive Officer
Jon Campagna	$468,115	$25,026	$3,791,067
Chief Financial Officer
Michael Moses	$1,039,237	$35,145	$6,000,008
President, VG, LLC
Enrico Palermo	$774,237	$35,549	$5,693,968
President, TSC, LLC

(1)

Amounts represent the sum of (i) the portion of the annual bonuses payable to each Named Executive Officer in 2019 based on individual performance as determined by the Compensation Committee in its discretion, (ii) discretionary bonuses payable to each Named Executive Officer upon the closing of the Virgin Galactic Business Combination pursuant to the Cash Milestone Plan (each as defined in the S-1 filed on February 28, 2020) and (iii) with respect to Mr. Moses, a one-time $15,000 retention/relocation bonus. The annual bonus amounts payable to Messrs. Whitesides, Campagna, Moses and Palermo based on their individual performance are $36,863, $18,115, $24,237 and $24,237, respectively. The amounts payable to Messrs. Whitesides, Campagna, Moses and Palermo pursuant to the Cash Milestone Plan are $1,500,000, $450,000, $1,000,000 and $750,000, respectively.

(2)	Amounts represent the portion of the annual bonuses payable to each Named Executive Officer in 2019 based on achievement of designated Company performance metrics.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Virgin Galactic Holdings, Inc.

Date: March 19, 2020	By:	/s/ George Whitesides
	Name:	George Whitesides
	Title:	Chief Executive Officer and President